Exhibit 99.1

Clinical Data, Inc. (r) Merrill Lynch Conference February 8, 2007

Forward-Looking Statements SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business, technology and intellectual property obtained in our acquisitions; our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether vilazodone will advance further in the clinical trials process and whether and when, if at all, vilazodone will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether vilazodone will be successfully marketed if approved; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenetic and biomarker products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006, and September 30, 2006, and our Current Reports on Form 8-K filed with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Corporate Mission PGxHealth is dedicated to bringing the value of pharmacogenetic testing into mainstream clinical care to benefit providers, payers and patients.

The Clinical Data Opportunity Rapidly Growing Market: Market for molecular diagnostics estimated to grow from $1 Billion per annum today to $5 Billion per annum in 2010 Therapeutic Markets: Drug / Dx combination test examples in market include: Herceptin, 2006 U.S. drug sales = $1.23 b; Gleevec, 2005 WW drug sales = $2.25 b; and Erbitux, 2006 WW drug sales = $1.1 b. Practitioners are very interested in drug companion tests that will tell them which patients are likely to respond to a particular drug. Leading in the "Personalized Medicine" Space: Clinical Data is positioned at the nexus of: Pharmacogenetics Patient care and outcomes Medical and therapeutic economics Regulatory support for targeted approach to therapeutics - FDA Market Acceptance Is Growing: The pharmacogenetic testing and therapeutic opportunity is high-margin, often supported by a strong IP portfolio, and is gaining acceptance by clinicians

Corporate Snapshot NASDAQ: CLDA Market Cap: ~$183 million Annualized Revenues of $85.0 million+ (on pro forma basis) Approximately 400 employees (190 in Genomics Divisions) International presence US, UK, France, Netherlands & Italy GLP, GMP, CLIA, FDA, ISO 9001, EN13485, CE

Divisional Structure Vilazodone Phase III SSRI/5HT1A

Division Focus PGxHealth (Proprietary Pharmacogenetic Testing) Advance intellectual property and genetic marker development Release four to five new or enhanced tests per year Drive adoption and reimbursement through partnerships with insurers, PBM's and other key players in healthcare delivery Increase channels for our tests in the US and abroad Advance Vilazodone Clinical Trial (Targeted Depression Drug: Selective Serotonin Reuptake Inhibitor (SSRI) and 5HT1A partial agonist) Complete first Phase III pivotal trial Identify genetic markers for vilazodone response (Q3 2007) Incorporate genetic markers into next Phase III trial in depression File NDA in 2009 U.S. depression market: $12 billion annually

Division Focus Grow revenue and make profitable as standalone division (cash neutral in December 2006) Introduce cutting-edge, higher margin products to market (research pain chip, LQT for clinical trials) Employ new age technology to reduce costs, increase capacity and add new products Utilize technology infrastructure to support PGxHealth's development of genetic markers, pharmacogenetic tests and vilazodone related markers Vital Diagnostics Grow analyzer and reagent market penetration Improve distribution relationships Determine strategic value to company mission Cogenics (Provider of Comprehensive Pharmacogenomics and Molecular Services)

PGxHealth Tests - Sizing The US Market (4) Prevalence & Penetration rates exclude International markets Notes: (1) Initial individual test (2) "Family" test once mutation is identified (3) Estimated price only Test (1) Retail Price / Test Familion 5,400 $ Cardiovascular Long Q/T 900 ~100,000 (U.S.) 1/3,000 (2) PGxPredicttm: Rituximab Clozapine Induced Agranulocytosis CPVT Disease Incidence/ Prevalence $ Diagnostic or Targeted Response / Therapeutic Area ~2,000,000 (U.S.) Annually ~ $ 300 - 500 (3) Coumadin Rx / Warfarin Cardiovascular Follicular Non-Hodgkin's Lymphoma ~28,000 (U.S.) Annually ~ $ 2500 ~100,000 (U.S) Annually Oncology Central Nervous System (CNS) (3) Schizophrenia Rx 250 - 500 ~ $ (3) ~28,000 (U.S.) 1/10,000 2,000 - 3,000 ~ $ (3) Cardiovascular Catecholaminergic Polymorphic Ventricular Tachycardia (4) ~2.2 MM (U.S.) 7.2/1,000 PGxPredicttm: Warfarin PGxPredicttm: Clozapine

PGxHealth Product Portfolio Pharmacogenetic Test Pipeline Examples Test Therapy/Pathology Therapeutic Area Drug Metabolizing Enzymes Various (CYP for Specific Drug Metabolism) Various (CNS, GI, Oncology) UGT1A1 Irinotecan (Camptosar(r)) Oncology Schizophrenia Therapies Typical & Atypical Antipsychotics CNS Bipolar Disorder Treatments CNS Response to Monoclonal Antibodies Various Inflammatory Diseases/Oncology

Financial Performance Fiscal Q2 (September 30, 2006) Q4 2006 Q1 2007 Q2 2007 During last three quarters Clinical Data advances toward break-even Excluding the impact of Q2 restructuring and severance charges ($1.4M) from recent acquisitions Clinical Data approaches break-even

Key Achievements & Milestones

- Built seasoned management team
- Improved cash burn significantly Q-over-Q
- Vilazodone Phase III trial results expected Q3 2007
- Demonstrated substantial growth in revenue from existing pharmacogenetic test
  - LQT test revenue on track to more than double YOY
- Announced launch of following tests:
  - Warfarin (October 2006)
  - Clozapine-Induced-Agranulocytosis (January 2007)
  - Rituximab (January 2007)
- Closed numerous business development opportunities:
  - In-licensed new genetic markers relating to therapeutics response and safety in CNS, CV, Oncology and other areas that will lead to novel pharmacogenetic tests
  - Announced landmark PharmaCare (CVS) partnership - first of its kind
  - Introduced Long QT test into clinical trials through Quintiles partnership
  - Established overseas distribution agreement for Long QT test - expanding distribution channels

CLINICAL DATA
From Targeted Science to Better Healthcare™
12

Corporate Overview July 14, 2006 Clinical Data, Inc. (r) Clinical Data, Inc. (r)